UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2017

PARATEK PHARMACEUTICALS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36066	33-0960223
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Park Plaza Boston, MA	02116
(Address of principal executive offices)	(Zip Code)

(617) 807-6600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Equity Award Grants

On August 3, 2017, the compensation committee (the “Compensation Committee”) of the board of directors (“Board of Directors”) of Paratek Pharmaceuticals, Inc. (“Paratek” or the “Company”) approved a form of  Leadership Team Restricted Stock Unit Grant Notice and a form of Leadership Team Restricted Stock Unit Award Agreement (collectively, the “PRSU Grant Package”), which will be used to grant performance-based restricted stock unit awards (“PRSUs”) under the Paratek Pharmaceuticals, Inc. 2015 Equity Incentive Plan (the “2015 Plan”) to certain of Paratek’s executive officers. Additionally, on August 3, 2017, the Compensation Committee granted PRSUs under the PRSU Grant Package for each of the named executive officers set forth below:

Name	Title	PRSUs
Michael F. Bigham	Chairman and Chief Executive Officer	60,000
Evan Loh, M.D.	President, Chief Operating Officer and Chief Medical Officer	55,000
Douglas W. Pagán	Chief Financial Officer	27,500
Adam Woodrow	Vice President, Chief Commercial Officer	27,500
William M. Haskel	Senior Vice President, General Counsel and Corporate Secretary	25,000

The foregoing is a description of the material terms of the PRSU Grant Package and is qualified by reference to the full text of the form of PRSU Grant Package filed as Exhibit 10.1 to this Current Report on Form 8-K and the 2015 Plan filed as Exhibit 99.5 to the Registration Statement on Form S-8 (File No. 333-205482) filed with the U.S. Securities and Exchange Commission on July 2, 2015.

Adoption of Amended Employment Agreements

On August 4, 2017, Paratek also entered into amended and restated employment agreements (the “Amended Employment Agreements”) with Michael Bigham, the Company’s Chairman and Chief Executive Officer; Evan Loh, the Company’s President, Chief Operating Officer and Chief Medical Officer; Douglas Pagán, the Company’s Chief Financial Officer; Adam Woodrow, the Company’s Vice President, Chief Commercial Officer; and William Haskel, the Company’s Senior Vice President, General Counsel and Corporate Secretary.  The Amended Employment Agreements amend, restate, and supersede the executives’ existing employment agreements, which were each dated June 16, 2017.  The Amended Employment Agreements provide each executive with a tax gross-up payment for any excise taxes incurred by the executive under Section 4999 of the Internal Revenue Code, plus any federal, state or local income taxes incurred by the executive with respect to such payment, up to the limit specified in the Amended Employment Agreement in the case of Messrs. Pagán, Woodrow, and Haskel.

The foregoing is a brief description of the material terms of the Amended Employment Agreements and is qualified by reference to the full text of the Amended Employment Agreements, copies of which the Company intends to file with the Securities and Exchange Commission as exhibits to its Quarterly Report on Form 10-Q for the quarter ended September 30, 2017.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Number	Description

10.1	Form of Leadership Team Restricted Stock Unit Grant Notice and Form of Leadership Team Restricted Stock Unit Award Agreement under the Paratek Pharmaceuticals, Inc. 2015 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARATEK PHARMACEUTICALS, INC.

Date: August 4, 2017	By:	/s/ William M. Haskel
William M. Haskel
SVP, General Counsel and Corporate Secretary

EXHIBIT INDEX

Number	Description

10.1	Form of Leadership Team Restricted Stock Unit Grant Notice and Form of Leadership Team Restricted Stock Unit Award Agreement under the Paratek Pharmaceuticals, Inc. 2015 Equity Incentive Plan.